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                                                                      EXHIBIT 24


                           DIRECTOR AND/OR OFFICER OF
                           NEXTEL COMMUNICATIONS, INC.

                       REGISTRATION STATEMENT ON FORM S-4

                                POWER OF ATTORNEY

        The undersigned director and/or officer of Nextel Communications, Inc., a Delaware corporation (the "Corporation"), hereby constitutes and appoints John
S. Brittain, Leonard J. Kennedy and Timothy M. Donahue, and each of them, with full power of substitution and resubstitution, as attorneys-in-fact or attorney-in-fact of the undersigned, for him or her and in his or her name, place and stead, to sign and file with the Securities and Exchange Commission under the Securities Act of 1933 (the "Securities Act") one or more Registration Statements on Form S-4 relating to the registration of the Corporation's 9.5% Senior Serial Redeemable Notes due 2011, with any and all amendments, supplements and exhibits thereto, including pre-effective and post-effective amendments or supplements, with full power and authority to do and perform any and all acts and things whatsoever required, necessary or desirable to be done in the premises, hereby ratifying and approving the act of said attorneys and any of them and any such substitute.

        Executed as of May 2, 2001.

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
                                                                  /s/ JOHN S. BRITTAIN, JR.
/s/ TIMOTHY J. DONAHUE                                            John S. Brittain, Jr.
--------------------------------------------                      --------------------------------------------
Timothy M. Donahue                                                Chief Financial Officer, Vice President
President, Chief Executive Officer and                            and Treasurer
Director (Principal Executive Officer)                            (Principal Financial Officer)

/s/ WILLIAM E. CONWAY, JR.                                        /s/ MORGAN E. O'BRIEN
--------------------------------------------                      --------------------------------------------
William E. Conway, Jr.                                            Morgan E. O'Brien
Chairman of the Board of Directors                                Vice Chairman of the Board

/s/ WILLIAM G. ARENDT                                             /s/ CRAIG O. MCCAW
--------------------------------------------                      --------------------------------------------
William G. Arendt                                                 Craig O. McCaw
Vice President and Controller                                     Director
(Principal Accounting Officer)

/s/ KEITH J. BANE                                                 /s/ DANIEL F. AKERSON
--------------------------------------------                      --------------------------------------------
Keith J. Bane                                                     Daniel F. Akerson
Director                                                          Director

/s/ DENNIS M. WEIBLING                                            /s/ JANET HILL
--------------------------------------------                      --------------------------------------------
Dennis M. Weibling                                                Janet Hill
Director                                                          Director

/s/ FRANK M. DRENDEL
--------------------------------------------
Frank M. Drendel
Director
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